July 11th 2000

Mr. Gary Morgan
President and CEO
Globaltron Communications Corporation
45, Broadway
New York NY


Dear Gary,


CPqD--Technologies & Systems Inc, a Delaware Company, ("CPqD") has pleasure in providing Globaltron Communications Corporation ("Globaltron") with the following financing proposal in support of the sale of CPqD.


Financing Terms
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
Supplier                                          CPqD Technologies.

Lender                                            Banco Pine S/A.

Borrower                                          Globaltron Communications
                                                  Corporation, a Delaware
                                                  Company.

Contract and Loan Currency                        Legal currency of the United
                                                  States of America.

Contract Value License                            US$ 3,500,000 (75.11%)

Contract Value Services                           US$ 1,160,000 (24.89%)


Contract Value Total                              US$ 4,660,000 (100.00%)

Final Maturity                                    Seven years from date of each
                                                  right to use.


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Commencement of Loan Repayments                   Two years after the date of
                                                  the applicable license
                                                  delivery.

Interest Grace Period                             2 (two) years terms.

Down Payment                                      A down payment of 15% of the
                                                  entire Contract Value
                                                  (licenses) will be required at
                                                  the time of contract
                                                  signature, and also 15% of the
                                                  Contract Value of Services
                                                  will be required accordingly
                                                  with the implementation as per
                                                  described on the schedule.

Financed Portion of the Contract Value            US$ 3,961,000 (85%)

Interest 11.5% (eleven and a half percent) a year fixed for all period of 7 (seven years) at the time of shipment payable in a semi-annual installments beginning 24 months from the
                                                  (late of contract signature.

Availability Period                               As per the dates approved by
                                                  Banco Pine, I (one) year until
                                                  July 10th, 2001.

Amortization                                      In 11 (eleven) equal
                                                  semi-annual installments
                                                  beginning 24 months from the
                                                  date of contract signature.

Debt Instruments                                  The debt instruments
                                                  evidencing Globaltron's
                                                  obligations will be negotiable
                                                  drafts drawn by CPqD on, and
                                                  accepted by, Globaltron, with
                                                  aval from Win-Gate Equity
                                                  Group, Inc ("Win-Gate"). Upon
                                                  receipt of the drafts, which,
                                                  once accepted by Globaltron
                                                  are an unconditional promise
                                                  by Globaltron to pay the
                                                  obligation according to its
                                                  terms, CPqD will present the
                                                  drafts to I3anco Pine which
                                                  will disburse (i.e.


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                                                  purchase the drafts) the
                                                  principal amount of the drafts
                                                  to CPqD. In the event that,
                                                  CPqD or any other party makes
                                                  a payment to Banco Pine under
                                                  any guarantee referred to
                                                  -herein under the CPqD
                                                  Guarantee" section, Globaltron
                                                  shall be obligated to such
                                                  guarantor in the same way that
                                                  it was obligated to Banco Pine
                                                  for the full amount of
                                                  principal and interest thereon
                                                  and all other sums payable in
                                                  connection herewith.

Banco Pine Guarantees                             In order to induce Banco Pine
                                                  to make the loan under I 00%
                                                  of the financed value, it will
                                                  need to he guaranteed by
                                                  acceptable banks. The
                                                  structure below envisages CPqD
                                                  causing one or more hank
                                                  guarantees to be issued for
                                                  82.37% of the financed value,
                                                  plus interest and Globaltron
                                                  causing one or more bank
                                                  guarantees for 17.63% of the
                                                  financed value plus
                                                  interest.

                       1. CPqD Guarantee          CPqD will cause one or more
                                                  bank guarantees lo be issued,
                                                  acceptable to Banco Pine,
                                                  guaranteeing in aggregate
                                                  82.37% of the financed value.
                                                  In consideration for CPqD
                                                  causing such guarantees to be
                                                  issued, Globaltron will pay 1%
                                                  per annum of the value
                                                  guaranteed by CPqD.

                        2. Stand-by L/C(s).       Globaltron will cause a bank,
                                                  acceptable to Banco Pine, to
                                                  issue a stand-by letter(s) of
                                                  credit, in form and substance
                                                  satisfactory to Banco Pine.
                                                  Such letter(s) of credit will
                                                  be issued in the following
                                                  way: The stand-by L/C may be
                                                  issued in a value of 17.63% of
                                                  the financed value plus
                                                  interest, prior to the first
                                                  shipment being made, and be
                                                  valid until final maturity of
                                                  the loan(s) outstanding. (It
                                                  is understood that the value
                                                  of the L/C will decline in
                                                  proportion ( with the
                                                  amortization of the loan.)


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Security                                          CPqD will maintain an
                                                  exclusive first priority
                                                  security interest in the
                                                  software licenses being
                                                  financed. Such software will
                                                  not be subject to any other
                                                  pledge, charge, encumbrance or
                                                  lien (including without
                                                  limitation, landlord liens) of
                                                  any nature whatsoever. The
                                                  security will also include the
                                                  additional collateral referred
                                                  to below.

Conditions precedent for the shipment to Globaltron and delivery of the Software Licenses, will include:


Down Payment                                      The down payment referred to
                                                  above.

Consents Globaltron will secure front other creditors and third parties, where necessary, consent to incur the indebtedness contemplated herein.

Intercreditor Agreement                           Globaltron will enter into an
                                                  Intercreditor Agreement,
                                                  within an agreed period of
                                                  time (but in any event no
                                                  later than November 30, 2000);
                                                  that encompasses all debt of
                                                  Globaltron and its
                                                  subsidiaries and affiliates
                                                  deemed material by CPqD.
                                                  The Intercreditor Agreement
                                                  will address the following
                                                  issues and such additional
                                                  issues as CPqD may require,
                                                  all in a manner satisfactory
                                                  to CPqD:

                                                        > Amortization.
                                                        > Security pool.
                                                        > Excess cash flow.
                                                        > Requirement for and uses of
                                                          additional equity.
                                                        > Other guarantees.
                                                        > Other permitted indebtedness
                                                        > Capex allowable per annum.




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Security for Creditor Parties to
Intercreditor Agreement                           The security pool for
                                                  creditors under the
                                                  Intercreditor Agreement will
                                                  include pari pasu condition
                                                  with ECI Telecom agreement.

No Default                                        No default or event of default
                                                  shall have occurred under the
                                                  purchase contract, the
                                                  financing documents or any
                                                  related document or agreement.

Financing Documentation                           All relevant parties will have
                                                  entered into all financing
                                                  documentation deemed necessary
                                                  or desirable by CPqD and/or
                                                  Banco Pine. Such documentation
                                                  will include, without
                                                  limitation, such
                                                  representations and
                                                  warranties, affirmative and
                                                  negative covenants financial
                                                  and other information
                                                  reporting obligations, and
                                                  other provisions as CPqD or
                                                  Banco Pine may require.

Supply of Other Equipment                         CPqD will require that all
                                                  other equipment he financed
                                                  upon terms and conditions
                                                  similar, or more favorable to
                                                  Globaltron, than those
                                                  provided herein. CPqD
                                                  evidences that it has revised
                                                  the E.C.1. Financing Terms and
                                                  does not find then more
                                                  favorable than this facility
                                                  and waives such rights
                                                  hereunder.

Equity Issue                                      Globaltron will have
                                                  successfully completed equity
                                                  issues in either the private
                                                  or public capital markets in
                                                  amounts satisfactory to CPqD.


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Revenue Issue                                     A percentage of I (one)
                                                  percent on the total Revenues
                                                  values of Globaltron, to be
                                                  agreed upon, will be allocated
                                                  to debt repayment.

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